CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Blast Energy Services, Inc.

Houston, Texas

We hereby consent to the incorporation by reference in this Registration Statement on Form SB-2 our report dated March 21, 2005 included herein for the two years ended December 31, 2004.

June 20, 2005

/s/ Malone & Bailey, PC
Malone & Bailey, PC

www.malone-bailey.com

Houston, Texas